UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2010

______________

CoroWare, Inc.
(Exact name of registrant as specified in its charter)
______________

Delaware	000-33231	95-4868120
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4056 148th Avenue NE
Redmond, Washington 98052
(Address of principal executive offices)

(800) 641-2676
(Registrant's telephone number, including area code)

______________
Copies to:

Mary P. O’Hara, Esq.
Madama Griffitts O’Hara LLP
450 Park Avenue South, 8th Floor
New York, New York 10016
Phone: (212)209-5483
Fax: (212) 209-5450

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 8, 2010, Mr. Charles House resigned as Chairman and as a member of the Board of Directors of CoroWare, Inc. (the “Company”), effective immediately. There was no disagreement between the Company and Mr. House which led to his resignation.  Mr. House was asked and agreed to participate as a member of CoroWare’s Advisory Board.

On September 13, 2010, Mr. John Kroon, a member of the Board of Directors of the Company, was appointed to replace Mr. House as Chairman of the Board of Directors for a one year period.

No immediate replacements to the Board of Directors have been made.

John Kroon
Mr. Kroon became a Director in April 2007.  Mr. Kroon was the President and Chief Executive Officer and has recently retired as the Vice-Chairman of ImageGuide, Inc., which is a medical assist-device start-up company, in Baltimore, Maryland.  Prior to this he worked for 6 years as the Vice-President of Corporate Strategies and Business Development for GEFanuc North America in Charlottesville, Virginia.  While at GEFanuc, he completed, amongst other things, 5 acquisitions worth $150 million including a NASDAQ publicly traded company.

In 1974, Mr. Kroon began working with Reuter-Stokes Electronic Components developing radiation sensor systems for oil-well logging, thickness gauging and in-core sensors for boiling-water nuclear reactors.  General Electric acquired Reuter-Stokes in 1984 and Mr. Kroon became the President of Reuter-Stokes in 1986.  This position led to a varied 17-year career with GE as a Senior Executive that included a 4-year assignment as President of GEFanuc Europe’s Industrial Automation Business in Frankfurt and Luxembourg.  He is a senior member of the IEEE, serves on several Boards, has 5 patents and 32 technical publications

Mr. Kroon began his career as a chemist for Eldorado Mining & Refining, engaged in Uranium mining and processing in Canada, and later worked at Atomic Energy of Canada Ltd., in Chalk River, Ontario as a Research Scientist in reactor instrumentation.  He received both his Bachelor of Science and PhD degrees in Nuclear Physics from the University of Ottawa. Mr. Kroon was born in the Netherlands and his family emigrated from Amsterdam to Ottawa, Canada in 1957.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COROWARE, INC.

Date: September 17, 2010	By:	/s/ Lloyd Spencer
Lloyd Spencer
Chief Executive Officer